                                                           Exhibit 25.2
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) (3)___(3)
                               ------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 Wall Street, New York, New York 10286

              (Address of principal executive offices) (Zip Code)
                              -------------------

                              The Bank of New York
                            10161 Centurion Parkway
                           Towermarc Plaza, 2nd Floor
                          Jacksonville, Florida 32256
                           Attn: Ms. Sandra Carreker
                                 (904) 998-4716

           (Name, address and telephone number of agent for service)
                              --------------------

                            NATIONSBANK CORPORATION
              (Exact name of obligor as specified in its charter)

North Carolina                                          56-0906609
State or other jurisdiction of                       (IRS employer
incorporation or organization                        identification no.)

NationsBank Corporate Center, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip code)
                              --------------------

                                Debt Securities
                      (Title of the indenture securities)
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1.       General Information.

         Furnish the following information as to the trustee--

Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York
                  2 Rector Street
                  New York, N.Y.  10006, and Albany, N.Y.  12203

                  Federal Reserve Bank of New York
                  33 Liberty Plaza
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

                  New York Clearing House Association
                  New York, N.Y.

Whether it is authorized to exercise corporate trust powers.

                  Yes.


2.       Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.  (See Note on page 4.)


16.      List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

(1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with

Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

(4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

(6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

(7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 9th day of October, 1996.


                                       THE BANK OF NEW YORK


                                       By:      /s/ SANDRA CARREKER
                                                ___________________________
                                                Sandra Carreker, Agent
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                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of NationsBank Corporation Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                THE BANK OF NEW YORK


                                By:      /S/ Sandra Carreker_____
                                         Sandra Carreker, Agent

                              EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                    in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin                                       $3,650,068
         Interest-bearing balances                                        738,260
         Securities:
         Held-to-maturity securities                                      784,969
         Available-for-sale securities                                  2,033,407
Federal  funds  sold and  securities  purchased
         under  agreements  to resell in
         domestic offices of the bank:
         Federal funds sold                                             3,699,232
         Securities purchased under
           agreements to resell                                            20,000
Loans and lease financing receivables:
         Loans and leases,
           net of unearned income                       27,521,958
         LESS: Allowance for loan and
           lease losses                                    586,658
         LESS: Allocated transfer
           risk reserve                                        429
         Loans and leases, net of unearned
           income and allowance and reserve                            27,521,958



Assets held in trading accounts                                           678,844
Premises and fixed assets (including
         capitalized leases)                                              608,217
Other real estate owned                                                    50,599
Investments in unconsolidated
         subsidiaries and associated
         companies                                                        235,670
Customers' liability to this bank
         on acceptances outstanding                                       904,948
Intangible assets                                                         450,230
Other assets                                                            1,299,464
Total assets                                                          $42,675,866


LIABILITIES

Deposits:
         In domestic offices                                          $19,223,050
         Noninterest-bearing                             7,675,758
         Interest-bearing                               11,547,292
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs                            11,527,685
         Noninterest-bearing                                               48,502
         Interest-bearing                               11,479,183
Federal  funds purchased and securities  sold under
         agreements to repurchase in
         domestic   offices   of  the  bank
         and  of  its  Edge  and   Agreement
         subsidiaries, and in IBFs:
         Federal funds purchased                                        1,498,351
         Securities sold under agreements
           to repurchase                                                  126,974
Demand notes issued to the
         U.S. Treasury                                                    231,865
Trading liabilities                                                       479,390
Other borrowed money:
         With original maturity of one year
           or less                                                      2,521,578
         With original maturity of more
           than one year                                                   20,780

Bank's liability on acceptances
           executed and outstanding                                       905,850
Subordinated notes and debentures                                       1,020,400
Other liabilities                                                       1,543,657
Total liabilities                                                      39,099,580


EQUITY CAPITAL

Common stock                                                              942,284
Surplus                                                                   525,666
Undivided profits and capital
         reserves                                                       2,124,231
Net unrealized holding gains (losses)
         on available-for-sale securities                                 (8,063)
Cumulative foreign currency
         translation adjustments
                                                                          (7,832)
Total equity capital                                                    3,576,286
Total liabilities and equity capital                                  $42,675,866




         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


         J. Carter Bacot   )
         Thomas A. Renyi   )        Directors
         Alan R. Griffith  )


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